                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                ---------------


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)             March 3, 2000
                                                --------------------------------



                         Susquehanna Bancshares, Inc.
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Pennsylvania                   0-10674              23-2201716
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(State or Other Jurisdiction   (Commission         (IRS Employer
       of Incorporation)        File Number)       Identification No.)


26 North Cedar Street, Lititz, Pennsylvania                       17543
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code   (717) 626-4721
                                                     --------------


                                Not Applicable
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             (Former Name or Address, if Changed Since Last Report)
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ITEM 5.           OTHER EVENTS

On March 3, 2000, Susquehanna Bancshares, Inc. ("Susquehanna") acquired all of the outstanding stock of Valley Forge Asset Management Corp. ("VFAM"), a Pennsylvania asset management corporation registered as both a broker/dealer and as an investment advisor, and Valley Forge Investment Company, Inc. ("VFICO"), VFAM's parent corporation, in cash transactions.

A copy of Susquehanna's Press Release regarding the acquisition is attached hereto as Exhibit 99 and is hereby incorporated by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)  Exhibits.

                  Reference is made to the Exhibit Index annexed hereto and made a part hereof.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Susquehanna has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SUSQUEHANNA BANCSHARES, INC.



Date:  March 8, 2000                          By: /s/ Robert S. Bolinger
                                                  ----------------------
                                              Robert S. Bolinger
                                              Chairman of the Board and Chief
                                                       Executive Officer

EXHIBIT INDEX


Exhibit


99 Press Release - Press Release of Susquehanna, dated March 7, 2000, regarding the acquisition of VFAM and VFICO